Exhibit 10.32

SPECIAL SECURITY AGREEMENT

This agreement (“the Agreement”) is made this 18th day of April, 2007 (effective date), by and between Global Strategies Group Holding SA, a Luxembourg company (“Ultimate Corporation”); Kende Holding kft, a Hungarian company (“Intermediate Parent1”); Contego Systems, Inc., a Delaware corporation (“Intermediate Parent2”); Global Technology Strategies, Inc., a Delaware corporation (the “Parent Corporation”); SFA, Inc., a Maryland corporation (the “Corporation”); and the United States Department of Defense (DoD), all of the above collectively “the Parties”.

RECITALS

WHEREAS, the Corporation is duly organized and existing under the laws of the State of Maryland and has an authorized capital of 1,000,000 shares, all of which are common voting shares, par value $0.10, and of which 329,378 shares are issued and outstanding; and

WHEREAS, Ultimate Corporation owns all the outstanding voting shares of Intermediate Parent1; and

WHEREAS, Intermediate Parent1 owns a majority of the outstanding voting shares of Intermediate Parent2; and

WHEREAS, Intermediate Parent2 owns all the outstanding voting shares of Parent Corporation; and

WHEREAS, the Parent Corporation owns a majority of the issued and outstanding shares of the Corporation; and

WHEREAS, the Corporation’s business consists of providing, directly or through subsidiaries, defense and defense related items for various Departments and Agencies1 of the United States Government, including, without limitation, the DoD, and require the Corporation to have a facility security clearance; and

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The Office of the Secretary of Defense (including all boards, councils, staffs, and commands), DoD agencies, and the Departments of Army, Navy, and Air Force (including all of their activities); Department of Commerce, General Services Administration, Department of State, Small Business Administration, National Science Foundation, Department of the Treasury, Department of Transportation, Department of the Interior, Department of Agriculture, Department of Labor, Environmental Protection Agency, Department of Justice, Federal Reserve System, Government Accountability Office, United States Trade Representative, United States International Trade Commission, United States Agency for International Development, National Aeronautics and Space Administration, Nuclear Regulatory Commission, Department of Education, Department of Health and Human Services, Department of Homeland Security and Federal Communications Commission (the “User Agencies”).

WHEREAS, the offices of the Corporation and, possibly, its wholly owned subsidiaries, require facility security clearances2 issued under the National Industrial Security Program (“NISP”) and the NISP requires that a corporation maintaining a facility security clearance be effectively insulated from foreign ownership, control or influence (“FOCI”); and

WHEREAS, the Under Secretary of Defense for Intelligence, USD (I) has determined that the provisions of this Agreement are necessary to enable the United States to protect itself against the unauthorized disclosure of information relating to the national security; and

WHEREAS, the DoD has agreed to grant or continue the facility security clearance(s) of the Corporation and its wholly owned subsidiaries from and after the effective date of this Agreement in consideration of, inter alia, the Parties’ execution and compliance with the provisions of the Agreement, the purpose of which is to reasonably and effectively deny the Parent Corporation and all entities which the Parent Corporation either controls, or is controlled by, hereinafter sometimes referred to collectively as the “Affiliates,” from unauthorized access to classified3 and controlled unclassified information4 and influence over the Corporation’s business or management in a manner which could result in the compromise of classified information or could adversely affect the performance of classified contracts; and

WHEREAS, the Corporation has agreed to establish a formal organizational structure and procedures to ensure the protection of classified information and controlled unclassified information entrusted to it and to place the responsibility therefore with a committee of its Board of Directors to be known as the Government Security Committee, all as hereinafter provided; and

WHEREAS, the Parties agree that control of the Corporation should be vested in the Board of Directors of the Corporation; and

WHEREAS, a company under FOCI is not normally authorized to have access to the following classified information:

a. TOP SECRET information;

[2]	An administrative determination that a facility is eligible for access to classified information of a certain category.

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Any information that has been determined pursuant to Executive Order 12958 or any predecessor order to require protection against unauthorized disclosure and is so designated. The classifications TOP SECRET, SECRET, and CONFIDENTIAL are used to designate such information.

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Unclassified information, the export of which is controlled by the International Traffic in Arms Regulations (“ITAR”) and/or the Export Administration Regulations (“EAR”). The export of technical data, which is inherently military in nature, is controlled by the ITAR. The export of technical data, which has both military and commercial uses, is controlled by the EAR.

b. RESTRICTED DATA as defined in the United States Atomic Energy Act of 1954, as amended;

c. Communications Security (“COMSEC”) information, except classified keys used to operate secure telephone units (STU III’s);

d. Special Access Program information; and

e. Sensitive Compartmented Information; and,

WHEREAS, all parties hereto have agreed that management control of the defense and technology security affairs and classified contracts of the Corporation should be vested in resident citizens of the United States who have DoD personnel security clearances5; and

WHEREAS, the Parent Corporation and other signatories hereto, by their authorized representatives, hereby affirm that (a) they will not seek access to or accept U.S. Government classified information or controlled unclassified information entrusted to the Corporation, except as permissible under the NISP and applicable United States Government laws and regulations; and (b) they will not attempt to control or adversely influence the Corporation’s performance of classified contracts and participation in classified programs; and (c) except as expressly authorized by the Agreement, their involvement (individually and collectively) in the business affairs of the Corporation shall be limited to participation in the deliberation and decisions of the Corporation’s Board of Directors and authorized committees thereof.

WHEREAS, in order to meet DoD’s national security objectives in the matter of the Corporation’s facility security clearance(s) and to further the Corporation’s business objectives, the Parties intend to be bound by the provisions of the Agreement;

NOW THEREFORE, it is expressly agreed by and between the Parties that this Agreement is hereby created and established, subject to the following terms and conditions, to which all of the Parties expressly assent and agree:

ORGANIZATION

ARTICLE I - Management of the Corporation’s Business

1.01. Composition of the Corporation Board of Directors.

The Board of Directors of the Corporation (“the Corporation Board”), shall be appointed by the Parent Corporation and shall be composed of: (i) a minimum of three individuals who have no prior relationship with the Corporation or the Affiliates (the “Outside Directors”), except as otherwise allowed by DoD (ii) at least one representative of the Parent Corporation (the “Inside Director”), and (iii) one or more cleared officer(s) of the Corporation (the “Officer/Director”).

[5]	An administrative determination that an individual is eligible for access to classified information of a certain category.

The number of Inside Directors shall not exceed the combined total of Outside Directors and Officer/Directors. Except as specifically provided herein, each member of the Corporation Board, however characterized by this Section 1.01, shall have all of the rights, powers, and responsibilities conferred or imposed upon directors of the company by applicable statutes and regulations, and by the Corporation’s charter and by-laws. The Chairman of the Corporation Board, as well as its key management personnel,6 must be resident citizens of the United States who have or who are eligible to possess DoD personnel security clearances at the level of the Corporation’s facility security clearances. In addition, the Chairman of the Corporation Board shall not be an Inside Director. All directors of the Corporation shall satisfy the pertinent requirements established in Section 3.01 below. The Outside Directors may not be removed without prior notice to and written notice stating no objection from the Defense Security Service (“DSS”). Appointments of new or replacement Outside Directors, shall not become final until approved by DSS.

1.02. Actions by the Corporation Board.

a. No action may be taken by the Corporation Board or any committee thereof, in the absence of a quorum, as defined below.

b. A majority of the Corporation Board, including at least one Inside Director and one Outside Director, shall be necessary to constitute a quorum. With respect to the Government Security Committee (see Section 7.01 below), a majority of the Committee shall be necessary to constitute a quorum. With respect to all other standing committees of the Corporation Board, including the Compensation Committee (see Article VIII below), a majority of such committee, including at least one Outside Director and one Inside Director, shall be necessary to constitute a quorum.

ARTICLE II - Limitations on the Corporation Board

2.01. The Corporation Board shall not be authorized to take any of the actions specified in subsections 2.01a. through 2.01d. below, unless it shall have received, with respect to each such action, the prior written approval of the Parent Corporation.

a. The sale, lease or other disposition of any of the property, assets or business of the Corporation, or the purchase of any property or assets by the Corporation that is other than in the ordinary course of business;

b. The merger, consolidation, reorganization, dissolution or liquidation of the Corporation;

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For purposes of this Agreement, “key management personnel” shall have the meaning currently ascribed to it under paragraph 2-104 of the National Industrial Security Program Operating Manual (“NISPOM”): The senior management official and the Facility Security Officer must always be cleared to the level of the facility security clearance. Other officials, as determined by the Defense Security Service, must be granted a personnel security clearance or be excluded from access to classified information.

c. The filing or making of any petition under the Federal Bankruptcy Code or any applicable bankruptcy law or other acts of similar character;

d. The initiation of action to terminate this Agreement, except as provided in Section 16.01 below.

ARTICLE III - Qualification, Appointment, and Removal of Directors; Board Vacancies

3.01. During the period that the Agreement is in force, the Corporation Board shall be composed as provided in Section 1.01 hereof, and its members shall meet the following additional requirements:

a. Officers/Directors and Outside Directors shall be resident citizens of the United States and have or be eligible to have DoD personnel security clearances at the level of the Corporation’s facility security clearance.

b. Outside Directors shall have been approved by DSS as satisfying the appropriate DoD personnel security requirements and the applicable provisions of the Agreement.

c. The Inside Directors, in their capacity as Directors of the Corporation, shall not have DoD personnel security clearances, regardless of citizenship, and they shall be formally excluded from access to classified information by resolution of the Corporation Board.

3.02. The Parent Corporation, as the sole stockholder of the Corporation, may remove any member of the Corporation Board for any reason permitted by the provisions of applicable state law or the Corporation’s Certificate of Incorporation or By-Laws, provided that:

a. the removal of an Outside Director shall not become effective until that director, the Corporation, and DSS have been notified, DSS provides written notice stating no objection, and a successor who is qualified to become an Outside Director within the terms of the Agreement has been nominated by the Corporation and has been approved by DSS;

b. notification to DSS of the removal of an Outside Director shall be the responsibility of the Parent Corporation through the Facility Security Officer of the Corporation, and, except as noted in subsection 3.02c below, must be given at least twenty days prior to the proposed removal date;

c. notwithstanding the foregoing, however, if immediate removal of any Outside Director is deemed necessary to prevent actual or possible violation of any statute or regulation or actual or possible damage to the Corporation, the Outside Director may be removed at once, although DSS shall be notified prior to or concurrently with such removal.

3.03. In the event of any vacancy on the Corporation Board, however occurring, the Corporation shall give prompt notice of such vacancy to the Parent Corporation and DSS, through its Facility Security Officer, and such vacancy shall be filled promptly by the Parent Corporation. Such vacancy shall not exist for a period of more than 90 days after the Outside Director’s resignation, death, disability or removal unless DSS is notified of the delay.

3.04. Except as provided by this paragraph, the obligation of an Outside Director to abide by and enforce this Agreement shall terminate when the Director leaves office, but nothing herein shall relieve the departing Outside Director of any responsibility that the Director may have, pursuant to the laws and regulations of the United States, not to disclose classified information or controlled unclassified information obtained during the course of the Director’s service on the Corporation Board, and such responsibility shall not terminate by virtue of the Outside Director leaving office. The Corporation’s Facility Security Officer shall advise the departing Outside Director of such responsibility when the Outside Director leaves office, but the failure of the Corporation to so advise the Outside Director shall not relieve the Outside Director of such responsibility.

ARTICLE IV - Indemnification of Outside Directors

4.01. The Outside Directors in their capacity as directors of the Corporation shall vote and act on all matters in accordance with their best efforts.7

4.02. The Corporation and the Parent Corporation jointly and severally shall indemnify and hold harmless each Outside Director from any and all claims arising from, or in any way connected to, his performance as a director of the Corporation under the Agreement except for his own individual gross negligence or willful misconduct. The Corporation and the Parent Corporation shall advance fees and costs incurred in connection with the defense of such claim. The Parent Corporation or the Corporation may purchase insurance to cover this indemnification.

ARTICLE V - Restrictions Binding on Subsidiaries of the Corporation

5.01. The parties hereto agree that the provisions of this Agreement restricting unauthorized access to classified information and controlled unclassified information entrusted to the Corporation by entities under FOCI, and all provisions of the Visitation Policy established in Article XI, below shall apply to and shall be made to be binding upon all present and future subsidiaries8 of all companies controlled by the Corporation. The Corporation hereby agrees to undertake any and all measures, and provide such authorizations, as may be necessary to effectuate this requirement. The sale of, or termination of the Corporation’s control over, any such subsidiary or controlled company shall terminate the applicability to it of the provisions of this Agreement.

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For the purposes of the Agreement, the term “best efforts,” signifies performance of duties reasonably and in good faith, in the manner believed to be in the best interests of the Corporation but consistent with the national security concerns of the United States, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

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The term “subsidiaries” shall, for the purposes of this Agreement, include companies wholly owned by the Corporation or in which the Corporation owns a controlling interest, either directly or through the Corporation’s ownership interest in intermediate companies.

5.02. If the Corporation proposes to form a new subsidiary, or to acquire ownership or control of another company, it shall give notice of such proposed action to DSS and shall advise DSS immediately upon consummation of such formation or acquisition.

5.03. It shall be a condition of each such formation or acquisition that all provisions of the Visitation Policy established in Article XI, below and all of the above-described restrictive provisions of the Agreement shall apply to each such company immediately upon consummation of such formation or acquisition, and that the Corporation and the subsidiary or controlled company shall execute a document agreeing that such company shall be bound thereby; and a copy of the executed document shall be forwarded to DSS.

5.04. A document such as described in subsection 5.03 above, shall also be executed and submitted with respect to each present subsidiary of the Corporation, and with respect to any other company, which the Corporation presently controls.

5.05. Compliance with this Article V shall not be interpreted as conferring the benefits of this Agreement on those companies. Those companies shall not be entitled to receive a facility security clearance, nor shall they be entitled to access classified information, to perform classified contracts or to participate in classified programs pursuant to this Agreement, solely by virtue of their legal relationship with the Corporation and their execution of the documents referred to in subsections 5.03 and 5.04 above.

OPERATION

ARTICLE VI - Operation of the Agreement

6.01. The Corporation shall at all times maintain policies and practices to ensure the safeguarding of classified information and controlled unclassified information entrusted to it and the performance of classified contracts and participation in classified programs for the User Agencies in accordance with the Security Agreement (DD Form 441 or its successor form), this Agreement, appropriate contract provisions regarding security, United States export control laws, and the NISP.

a. The following additional protections shall be established in the by-laws and/or resolutions of the governing boards, as appropriate, of the Corporation and the Parent Corporation, acknowledged as provided in subsections 6.01a.l. and 6.01a.2. below, and shall control the actions of the parties hereto during the term of this Agreement:

1. Pursuant to a resolution of the Corporation Board, which shall not be repealed or amended without approval of DSS, the Corporation shall exclude the Affiliate and all members of its Board of Directors and all of its officers, employees, agents and other representatives of each of them from access to classified information and controlled unclassified information entrusted to the Corporation. The above exclusion shall not, however, preclude the exchange of classified information or controlled unclassified information between the Corporation and any affiliates when such exchange is permissible under the NISP and applicable United States laws and regulations.

2. Pursuant to a resolution of the Parent Corporation’s Board of Directors, which shall not be repealed or amended without approval of DSS, the Parent Corporation shall formally acknowledge and approve the Corporation’s resolution referred to in subsection 6.01a.1. above, and shall additionally resolve:

(i) to exclude itself and all affiliates and all members of the Boards of Directors and all officers, employees, agents and other representatives of all of the foregoing, from access to classified information and controlled unclassified information entrusted to the Corporation, except as expressly permissible pursuant to subsection 6.01a.1. above; and:

(ii) shall resolve to grant the Corporation the independence to safeguard classified information and controlled unclassified information entrusted to it; and

(iii) and shall additionally resolve to refrain from taking any action to control or influence the performance of the Corporation’s classified contracts or the Corporation’s participation in classified programs.

b. Ultimate Parent, Intermediate Parent1 and Intermediate Parent2 shall formally acknowledge and approve the Corporation resolution referenced in 6.01a.1 above, and the Parent Corporation resolutions referenced in 6.01a.2. above.

6.02. The GSC shall establish written policies and procedures and maintain oversight to provide assurance to itself and DSS that electronic communications between the Corporation and its subsidiaries and the Affiliates do not disclose classified or export controlled information without proper authorization. (Note: as used in this Agreement, the term “electronic communications” means the transfer of information via, including but not limited to, telephone conversations, facsimiles, teleconferences, video conferences or electronic mail.) Policies and procedures will also provide assurance that electronic communications are not used by the Parent(s) and/or any of its Affiliates to exert influence or control over the Corporation’s business or management in a manner which could adversely affect the performance of classified contracts.

ARTICLE VII - Government Security Committee

7.01. There shall be established a permanent committee of the Corporation Board, to be known as the Government Security Committee (“GSC”), consisting of all Outside Directors and Officer/Directors to ensure that the Corporation maintains policies and procedures to safeguard classified information and controlled unclassified information in the possession of the Corporation and to ensure that the Corporation complies with the DoD Security Agreement (DD Form 441 or its successor form), this Agreement, appropriate contract provisions regarding security, United States Government export control laws and the NISP. The provisions of this Article VII shall be set forth in the Corporation’s By-Laws.

7.02. The GSC shall designate one of the Outside Directors to serve as Chairman of the GSC.

7.03. The members of the GSC shall exercise their best efforts to ensure the implementation within the Corporation of all procedures, organizational matters and other aspects pertaining to the security and safeguarding of classified and controlled unclassified information called for in this Agreement, including the exercise of appropriate oversight and monitoring of the Corporation’s operations to ensure that the protective measures contained in this Agreement are effectively maintained and implemented throughout its duration.

7.04. The Chairman of the GSC shall designate a member to be Secretary of the GSC. The Secretary’s responsibility shall include ensuring that all records, journals and minutes of GSC meetings and other documents sent to or received by the GSC are prepared and retained for inspection by DSS.

7.05. A Facility Security Officer (“FSO”) shall be appointed by the Corporation. The FSO shall report to the GSC as its principal advisor concerning the safeguarding of classified information. The FSO’s responsibility includes the operational oversight of the Corporation’s compliance with the requirements of the NISP. The advice and consent of the Chairman of the GSC will be required to select the FSO.

7.06. The members of the GSC shall exercise their best efforts to ensure that the Corporation develops and implements a Technology Control Plan (“TCP”), which shall be subject to inspection by DSS. The GSC shall have authority to establish the policy for the Corporation’s TCP. The TCP shall prescribe measures to prevent unauthorized disclosure or export of controlled unclassified information consistent with applicable United States laws.

7.07. A Technology Control Officer (“TCO”) shall be appointed by the Corporation. The TCO shall report to the GSC as its principal advisor concerning the protection of controlled unclassified information. The TCO’s responsibilities shall include the establishment and administration of all intracompany procedures to prevent unauthorized disclosure and export of controlled unclassified information and to ensure that the Corporation otherwise complies with the requirements of United States Government export control laws.

7.08. Discussions of classified and controlled unclassified information by the GSC shall be held in closed sessions and accurate minutes of such meetings shall be kept and shall be made available only to such authorized individuals as are so designated by the GSC.

7.09. Upon taking office, the GSC members, the FSO and the TCO shall be briefed by a DSS representative on their responsibilities under the NISP, United States Government export control laws and this Agreement.

7.10. Each member of the GSC, the FSO and the TCO shall exercise his/her best efforts to ensure that all provisions of this Agreement are carried out; that the Corporation’s directors, officers, and employees comply with the provisions hereof; and that DSS is advised of any known violation of, or known attempt to violate, any provision hereof, appropriate contract provisions regarding security, United States Government export control laws, and the NISP.

7.11. Each member of the GSC shall execute, for delivery to DSS, upon accepting his/her appointment, and thereafter, at each annual meeting of the GSC with DSS, as established by this Agreement, a certificate acknowledging the protective security measures taken by the

Corporation to implement this Agreement. Each member of the GSC shall further acknowledge his/her agreement to be bound by, and to accept his/her responsibilities hereunder and acknowledge that the United States Government has placed its reliance on him/her as a United States citizen and as the holder of a personnel security clearance to exercise his/her best efforts to ensure compliance with the terms of this Agreement and the NISP.

7.12. Obligations and Certification of Cleared Officers

a. Each officer of the Corporation with a personnel security clearance shall exercise his best efforts to ensure that the terms and conditions of the Agreement are complied with by the parties hereto.

b. Upon effective date of the Agreement and annually thereafter, each such officer shall execute, for delivery to DSS, a certificate (1) acknowledging the protective security measures taken by the Corporation to implement the Agreement; and (2) acknowledging the United States Government has placed its reliance on him as resident citizen of the United States, and as a holder of a personnel security clearance, to exercise his best efforts to ensure compliance with the terms and conditions of the Agreement by the parties hereto.

7.13. Obligations and Certification of Inside Directors

a. Inside Director(s) shall:

1. not have access to classified information. Access to controlled unclassified information entrusted to the Corporation is prohibited except as permissible under the NISP and applicable United States Government laws and regulations; and

2. refrain from taking any action to control or influence the Corporation’s classified contracts, its participation in classified programs, or its corporate policies concerning the security of classified information and controlled unclassified information; and

3. neither seek nor accept classified information or controlled unclassified information entrusted to the Corporation, except as permissible under the NISP and applicable United States Government laws and regulations; and

4. advise the GSC promptly upon becoming aware of (i) any violation or attempted violation of this Agreement or contract provisions regarding industrial security, export control, or (ii) actions inconsistent with the NISP or applicable United States Government laws or regulations;

b. Upon accepting appointment, each Inside Director shall execute, for delivery to DSS, a certificate affirming such Director’s agreement to be bound by, and acceptance of the responsibilities imposed by, the Agreement, and further acknowledging and affirming the obligations set forth in 7.13a. above.

ARTICLE VIII - Compensation Committee

8.01. The Corporation Board shall establish a permanent committee of the Board, consisting of at least one Outside Director and one Inside Director, to be known as the Compensation Committee. The Compensation Committee shall be responsible for reviewing and approving the Corporation Board recommendations for the annual compensation of the Corporation’s principal officers, as defined herein.

ARTICLE IX - Annual Review and Certification

9.01. Representatives of DSS, the Corporation’s Board, the Corporation’s Chief Executive Officer, the Corporation’s Chief Financial Officer, the FSO, and the TCO shall meet annually to review the purpose and effectiveness of this Agreement and to establish a common understanding of the operating requirements and how they will be implemented. These meetings shall include a discussion of the following:

a. whether this Agreement is working in a satisfactory manner;

b. compliance or acts of noncompliance with this Agreement, NISP rules, or other applicable laws and regulations;

c. necessary guidance or assistance regarding problems or impediments associated with the practical application or utility of the Agreement; and

d. whether security controls, practices or procedures warrant adjustment.

9.02. The Chief Executive Officer of the Corporation and the Chairman of the GSC shall submit to DSS one year from the effective date of the Agreement and annually thereafter an implementation and compliance report which shall be executed by all members of the GSC. Such reports shall include the following information:

a. a detailed description of the manner in which the Corporation is carrying out its obligation under the Agreement;

b. a detailed description of changes to security procedures, implemented or proposed, and the reasons for those changes;

c. a detailed description of any acts of noncompliance, whether inadvertent or intentional, with a discussion of what steps were taken to prevent such acts from occurring in the future;

d. a description of any changes or impending changes, to any of the Corporation’s top management including reasons for such changes;

e. a statement, as appropriate, that a review of the records concerning all visits and communications between representatives of the Corporation and the Affiliates have been accomplished and the records are in order;

f. a detailed chronological summary of all transfers of classified or controlled unclassified information, if any, from the Corporation to the Affiliates, complete with an explanation of the United States Governmental authorization relied upon to effect such transfers. Copies of approved export licenses covering the reporting period shall be appended to the report; and

g. a discussion of any other issues that could have a bearing on the effectiveness or implementation of this Agreement.

ARTICLE X - Duty to Report Violations of the Agreement

10.01. The Parties to this Agreement, except DoD, agree to report promptly to DSS all instances in which the terms and obligations of this Agreement may have been violated.

CONTACTS AND VISITS

ARTICLE XI - Visitation Policy

11.01. The Chairman of the GSC shall designate at least one Outside Director who shall have authority to review, approve, and disapprove requests for visits (Note: As used in this Agreement, the term “visits” includes meetings at any location within or outside the United States, including but not limited to any facility owned or operated by the Corporation or any Affiliates) to the Corporation by all personnel who represent the Parent(s) and/or any of its Affiliates, including all of the directors, officers, employees, representatives, and agents of each. The designated Outside Director shall have authority to review, approve, and disapprove requests for proposed visits to any Parent(s) and/or any of its Affiliates by all personnel who represent the Corporation, (including all of its directors, employees, officers, representatives, and agents, except for the Inside Director), as well as visits between or among such personnel at other locations. A record of all visit requests, including the decisions to approve or disapprove, and information regarding consummated visits, such as, date, place, personnel involved and summary of material discussion or communication, shall be maintained by the designated Outside Director and shall be periodically reviewed by the GSC.

11.02. Except for certain Routine Business Visits, as defined in Section 11.05 below, all visits must be approved in advance by the one of the Outside Directors designated by the GSC Chairman to act on such matters. All requests for visits shall be submitted or communicated to the FSO for routing to the designated Outside Director. Although strictly social visits at other locations between the Corporation personnel and personnel representing the Affiliates are not prohibited, written reports of such visits must be submitted after the fact to the FSO for filing with, and review by, the designated Outside Director and the GSC.

11.03. A written request for approval of a visit must be submitted to the FSO no less than seven (7) calendar days prior to the date of the proposed visit. If a written request cannot be accomplished because of an unforeseen exigency, the request may be communicated via telephone to the FSO and immediately confirmed in writing; however, the FSO may refuse to accept any request submitted less than seven (7) calendar days prior to the date of the proposed visit if the FSO determines that there is insufficient time to consider the request. The exact purpose and justification for the visit must be set forth in detail sufficient to enable one of the designated Outside Directors to make an informed decision concerning the proposed visit, and the FSO may refuse to accept any request that the FSO believes lacks sufficient information. Each proposed visit must be individually justified and a separate approval request must be submitted for each.

11.04. The FSO shall advise one of the designated Outside Directors of a request for approval of a visit (other than a Routine Business Visit) as soon as practicable after receipt of the written request. The designated Outside Director shall evaluate the request as soon as practicable after receiving it. The Outside Director may approve or disapprove the request, or disapprove the request pending submittal of additional information by the requester. The Outside Director’s decision shall be communicated to the requester by any means and it shall be confirmed in writing, when practicable, at least one day prior to the date of the proposed visit, but in no event later than six (6) calendar days after its receipt by the FSO. A chronological file of all documentation associated with meetings, visitations, and communications (contact reports), together with records of approvals and disapproval’s, shall be maintained by the FSO for inspection by DSS. At the time of each GSC meeting, the Outside Directors of the Corporation shall review such documentation filed since the last meeting to ensure adherence to approved procedures by the requesters and the designated Outside Director and to verify that sufficient and proper justification has been furnished for approved visits.

11.05. Routine Business Visits

a. Routine Business Visits, as defined in 11.05b. below, may be approved by the FSO, in the FSO’s discretion, without advance approval by one of the designated Outside Directors. Requests for Routine Business Visits must be submitted in advance, and in writing, to the FSO, and shall state the basis upon which the requester deems the visit to be Routine Business Visit. Such requests must include sufficient information to enable the FSO to make an informed decision concerning the proposed visit. The FSO, in the FSO’s discretion, may refuse to accept any request that the FSO believes lacks sufficient information and may refer any request to the designated Outside Director for evaluation, notwithstanding its designation as a Routine Business Request. Any request that the FSO believes is not properly characterized as a Routine Business Visit shall be referred to the designated Outside Director, who shall evaluate the request in accordance with the terms of the Agreement.

b. Routine Business Visits are in general those that are made in connection with the regular day-to-day business operations of the Corporation, do not involve the transfer or receipt of classified information or controlled unclassified information, and pertain only to the commercial aspects of the Corporation’s business. Routine Business Visits include:

(i) Visits for the purpose of discussing or reviewing such commercial subjects as the following: company performance versus plans or budgets; inventory, accounts receivable, accounting and financial controls; and implementation of business plans; and implementation of technical development programs;

(ii) Visits of the kind made by commercial suppliers in general regarding the solicitation of orders, the quotation of prices, or the provision of products and services on a commercial basis;

(iii) Visits concerning fiscal, financial, or legal matters involving compliance with the requirements of any foreign or domestic governmental authority responsible for regulating or administering the public issuing of or transactions involving stocks and securities; and

(iv) Visits concerning marketing and technical activities relating to the import or export of products requiring compliance with regulations of United States departments or agencies, including but not limited to the Departments of Defense, Commerce, State, and Treasury.

11.06. Special Provision Concerning Subsidiaries

Anything to the contrary notwithstanding, the notice and approval of visitation restrictions contemplated in the Agreement shall not apply to visits between the Corporation and its subsidiaries. However, visits between the Corporation’s subsidiaries and any Affiliate shall be subject to the visitation approval procedures set forth herein.

11.07. Discretion to Alter Notice or Approval Requirements

Anything foregoing to the contrary notwithstanding, the GSC, in its reasonable business discretion and consistent with its obligation to safeguard classified information and controlled unclassified information in the Corporation’s possession may, with the approval of DSS:

a. designate specific categories of visit requests other than those enumerated above as “Routine Business Visits” not requiring the advance approval of the designated Outside Director; or

b. determine that, due to extraordinary circumstances involving the security of classified information and/or controlled unclassified information, certain specific types of visits which that might otherwise be considered “Routine Business Visits” under the terms of the Agreement are to be allowed only if the approval of the designated Outside Director is obtained in advance.

11.08. Quarterly GSC Meetings. The Chairman of the GSC shall also provide, to the extent authorized by this Agreement, for regular quarterly meetings among the GSC. At the discretion of the GSC, representatives of parent(s) and the Company’s management personnel may be invited to attend.

11.09. Maintenance of Records for DSS Review

A chronological file of all visit requests, reports of visits, and contact reports, together with appropriate approvals or disapprovals pursuant to the Agreement shall be maintained by the GSC for review by DSS.

REMEDIES

ARTICLE XII - DoD Remedies

12.01. DoD reserves the right to impose any security safeguard not expressly contained in this Agreement that it believes is necessary to ensure that the Affiliates are denied unauthorized access to classified and controlled unclassified information.

12.02. Nothing contained herein shall limit or affect the authority of the head of a United States Government agency 9 to deny, limit or revoke the Corporation’s access to classified and controlled unclassified information under its jurisdiction if the national security requires such action.

12.03. The Parties hereby assent and agree that the United States Government has the right, obligation and authority to impose any or all of the following remedies in the event of a material breach of any term hereof:

a. The novation of the Corporation’s classified contracts to another contractor. The costs of which shall be borne by the Corporation;

b. the termination of any classified contracts being performed by the Corporation and the denial of new classified contracts for the Corporation;

c. the revocation of the Corporation’s facility security clearance;

d. the suspension or debarment of the Corporation from participation in all Federal government contracts, in accordance with the provisions of the Federal Acquisition Regulations;

e. The suspension or restriction of any or all visitation privileges.

12.04. Nothing in the Agreement limits the right of the United States Government to pursue criminal sanctions against the Corporation, or any Affiliates, or any director, officer, employee, representative, or agent of any of these companies, for violations of the criminal laws of the United States in connection with their performance of any of the obligations imposed by this Agreement, including but not limited to any violations of the False Statements Act 18 U.S.C. 1001, or the False Claims Act 18 U.S.C. 287.

[9]	The term “agency” has the meaning provided at 5 U.S.C. 552(f).

ADMINISTRATION

ARTICLE XIII - Notices

13.01. All notices required or permitted to be given to the Parties hereto shall be given by mailing the same in a sealed postpaid envelope, via registered or certified mail, or sending the same by courier or facsimile, addressed to the addresses shown below, or to such other addresses as the Parties may designate from time to time pursuant to this Section:

For the Corporation:	SFA, Inc. 2200 Defense Highway Suite 405
Crofton, MD 21114

For the Parent Corporation:	Global Technology Strategies, Inc.
1667 K Street, N.W.
Suite 260 Washington, DC 20006

For Intermediate Parent2:	Contego Systems, Inc.
1667 K Street, NW
Suite 260 Washington, D.C. 20006

For the Intermediate Parent1:	Kende Holding kft
Zichy Jenö u 4
1066 Budapest Hungary

For the Ultimate Parent:	Global Strategies Group Holding SA
15 Boulevard Roosevelt
L-2450 Luxembourg

For DSS:	Defense Security Service Director, Industrial Security

ARTICLE XIV - Inconsistencies with Other Documents

14.01. In the event that any resolution, regulation or bylaw of any of the Parties to the Agreement is found to be inconsistent with any provision hereof, the terms of this Agreement shall control.

ARTICLE XV - Governing Law; Construction

15.01. This Agreement shall be implemented so as to comply with all applicable United States laws and regulations. To the extent consistent with the right of the United States hereunder, the laws of the State of Delaware shall apply to questions concerning the rights, powers, and duties of the Corporation and the Parent Corporation, Intermediate Parent1, Intermediate Parent2 and Ultimate Parent under, or by virtue of, this Agreement.

15.02. In all instances consistent with the context, nouns and pronouns of any gender shall be construed to include the other gender.

TERMINATION

ARTICLE XVI - Termination, Amendment and Interpretations of this Agreement

16.01. This Agreement may only be terminated by DSS as follows:

a. in the event of a sale of the business or all the shares to a company or person not under FOCI;

b. when DSS determines that existence of this Agreement is no longer necessary to maintain a facility security clearance for the Corporation.

c. when DSS determines that continuation of a facility security clearance for the Corporation is no longer necessary;

d. when DoD determines that there has been a breach of this Agreement that requires it to be terminated or when DoD otherwise determines that termination is in the national interest; or

e. when the Parent Corporation and the Corporation for any reason and at any time, petition DSS to terminate this Agreement. However, DSS has the right to receive full disclosure of the reason or reasons therefor, and has the right to determine, in its sole discretion, whether such petition should be granted.

16.02. Unless it is terminated earlier under the provisions of paragraph 16.01, this agreement shall expire ten (10) years from the date of execution without any action being required of any of the parties to the agreement. However, if the Parent Corporation and the Corporation together request that DSS continue the agreement past the expiration date, DSS may extend the term of the agreement while a new agreement is being negotiated. Any request to extend the term of the agreement made under this paragraph shall be submitted to DSS no later than ninety (90) days prior to the expiration date of the agreement.

16.03. If DoD determines that this Agreement should be terminated for any reason, DSS shall provide the Corporation and the Parent Corporation with thirty (30) days written advance notice of its intent and the reasons therefor.

16.04. DoD is expressly prohibited from causing a continuation or discontinuation of this Agreement for any reason other than the national security of the United States.

16.05. This Agreement may be amended by an agreement in writing executed by all the Parties.

16.06. The Parties agree that with respect to any questions concerning interpretations of this Agreement, or whether a proposed activity is permitted hereunder, shall be referred to DSS and DoD shall serve as final arbiter/interpreter of such matters.

ARTICLE XVII - Place of Filing

17.01. Until the termination of the Agreement, one original counterpart shall be filed at the office of the Corporation, located in Reston, Virginia, and such counterpart shall be open to the inspection of the Parent Corporation during normal business hours.

EXECUTION

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have duly executed the Agreement, which shall not become effective until duly executed by the DoD.

By
Signature of Witness		Signature

Name Printed or Typed and Title SFA, Inc.

By
Signature of Witness		Signature

Name Printed or Typed and Title Global Strategies Group Holding SA

By
Signature of Witness		Signature

Name Printed or Typed and Title Kende Holding kft

By
Signature of Witness		Signature

Name Printed or Typed and Title Contego Systems, Inc.

By
Signature of Witness	Signature

Name Printed or Typed and Title Global Technology Strategies, Inc.

Effective Date: _________________________	By
MARY H. GRIGGS Director, Industrial Security (FOR THE DEPARTMENT OF DEFENSE DEFENSE SECURITY SERVICE)

ATTACHMENTS

a. Resolution Establishing Security Procedures and Authorizing Special Security Agreement.

b. Resolution Excluding (insert name of Shareholder) From Access to Classified Information and Authorizing Special Security Agreement.”

c. Outside Director Certificate

d. Government Security Committee Member Certificate

e. (Inside Director) Special Security Agreement Certificate

UNANIMOUS CONSENT OF

THE BOARD OF DIRECTORS OF

SFA, INC.

RESOLUTION ESTABLISHING SECURITY PROCEDURES AND

AUTHORIZING SPECIAL SECURITY AGREEMENT

We, the undersigned, being all of the members of the Board of Directors of SFA, Inc., a corporation duly organized and existing under the laws of the State of Maryland (“SFA”), DO HEREBY CONSENT TO AND APPROVE THE ADOPTION OF the following recitals and resolutions:

WHEREAS Global Technology Strategies, Inc., a Delaware corporation (“GTS”), owns a majority of the voting shares of the outstanding stock of SFA, and Global Strategies Group Holding SA, a Luxembourg company (“Global”), through Kende Holding kft, a Hungarian company (“Kende”), and Contego Systems, Inc., a Delaware corporation (“Contego”), indirectly owns a majority of the voting shares of the outstanding stock of GTS; and

WHEREAS Global, Kende, Contego, GTS, SFA, and the United States Department of Defense (“DoD”) entered into a Special Security Agreement (“the Agreement”), dated __________, 2007; and

WHEREAS under paragraph 7 of the Agreement SFA must take certain protective measures so that SFA shall at all times maintain policies and practices that assure the safeguarding of classified information and the performing of classified contracts or programs for the United States User Agencies in accordance with the Department of Defense Security Agreement (DD Form 441), the Agreement, appropriate contract provisions relating to security, and the National Industrial Security Program Operating Manual (NISPOM), DoD 5220 22-M, including, in accordance with paragraph 7.01, revision of By-Laws of SFA to establish a permanent committee of the SFA Board of Directors consisting of all the outside directors of SFA and the SFA corporate officer/directors to be known as the Government Security Committee.

NOW, THEREFORE, BE IT RESOLVED that:

1. SFA shall at all times maintain policies and practices that assure the safeguarding of classified information and the performing of classified contracts and programs for the United States User Agencies in accordance with the Department of Defense Security Agreement (DD Form 441), the Agreement, appropriate contract provisions regarding security, and the NISPOM, DoD 5220 22-M.

2. The By-Laws of SFA is revised to establish a permanent committee of the SFA Board of Directors consisting of all the outside directors of SFA and the SFA corporate officers/directors to be known as Government Security Committee.

3. The Government Security Committee shall assure that SFA maintains policies and practices to safeguard classified information in the possession of SFA consistent with the terms of the Department of Defense Security Agreement (DD Form 441) and the Agreement.

4. The Government Security Committee shall be responsible for the implementation of the Agreement within SFA including the exercise of appropriate oversight and monitoring of SFA operations to assure that the protective measures contained in the Agreement are implemented effectively and maintained throughout the duration of the Agreement.

5. The members of the Government Security Committee shall be cleared to the level of the facility security clearance of SFA and shall be specifically approved for this function by the Defense Security Service (“DSS”).

6. One of the outside directors shall be designated as Chairman of the Government Security Committee.

7. At least one of the outside directors shall attend all SFA Board of Directors meetings and SFA Board of Directors committee meetings in order for there to be a quorum.

8. One of the SFA officers on the Government Security Committee shall be designated by the Government Security Committee to assure that all records, journals, and minutes of the Government Security Committee meetings or other communications of the Government Security Committee are maintained and readily available for DSS inspection.

9. Discussions of classified matters by the Government Security Committee shall be held in closed sessions and accurate minutes of such meetings shall be kept and shall be available only to such authorized individuals as are identified by the Government Security Committee.

10. Upon taking office, the Government Security Committee members will be briefed by a DSS representative on their responsibilities under DoD security regulations and the Agreement.

11. Each member of the Government Security Committee, upon accepting such appointment and annually thereafter, shall acknowledge by certificate in the form attached hereto, that the United States Government has placed its reliance on them as United States citizens and as holders of personnel security clearances to exercise all appropriate aspects of the Agreement and to assure that the members of the SFA Board of Directors, SFA officers, and SFA employees comply with the provisions of the Agreement and that DSS is advised of any violation of, or attempt to violate, any undertaking in the Agreement, appropriate contract provisions regarding security or the NISPOM. DoD 5220 22-M, of which they are aware.

12. A report by the Government Security Committee as to the implementation of and compliance with the Agreement shall be delivered annually to the DSS Cognizant Security Office.

RESOLVED FURTHER that the action of the President of SFA in executing and delivering the Agreement be and hereby is ratified and affirmed and that the Agreement be and hereby is adopted and approved in substantially the form attached to this written consent.

RESOLVED FURTHER that the appropriate officer or officers of SFA be and hereby are authorized to take such other actions as may be necessary to implement the provisions thereof.

2

This Consent may be signed in several counterparts and all such counterparts taken together shall be taken together as one. The number of counterparts that in the aggregate contain the signature of all members of the Board of Directors shall constitute the binding action of the Board.

DATED: ______________________

Director: Jerry D. Robinson	Director: Dr. Jacques S. Gansler

Director: Ronald C. Jones	Director: Thomas R. Wilson

Director: John J. Devine	Director: Carl Rysdon

3

UNANIMOUS CONSENT OF

THE BOARD OF DIRECTORS OF GLOBAL TECHNOLOGY STRATEGIES, INC.

RESOLUTION EXCLUDING GLOBAL TECHNOLOGY STRATEGIES, INC.

FROM ACCESS TO CLASSIFIED INFORMATION AND

AUTHORIZING SPECIAL SECURITY AGREEMENT

We, the undersigned, being all the members of the Board of Directors of Global Technology Strategies, Inc., a corporation duly organized and existing under the laws of Delaware, DO HEREBY CONSENT TO AND APPROVE THE ADOPTION OF the following recitals and resolution:

WHEREAS, Global Technology Strategies, Inc., a Delaware corporation (“GTS”), owns a majority of the voting shares of the outstanding stock of SFA, Inc., a Maryland corporation (“SFA”), and Global Strategies Group Holding SA, a Luxembourg company (“Global”), through Kende Holding kft, a Hungarian company (“Kende”), and Contego Systems, Inc., a Delaware corporation (“Contego”), indirectly owns a majority of the voting shares of the outstanding stock of GTS; and

WHEREAS, Global, Kende, Contego, GTS, SFA, and the United States Department of Defense (“DoD”) entered into a Special Security Agreement (the “Agreement”), dated __________, 2007; and

WHEREAS, one of the requirements of the Agreement for the issuance of an unrestricted facility security clearance to SFA is the adoption by the Board of Directors of GTS of a resolution, which cannot be amended without notification to DoD, that excludes the members of its Board of Directors and its officers, employees, representatives, and agents from access to classified information in the possession of SFA;

NOW, THEREFORE, BE IT RESOLVED that in accordance with and subject to the terms of the Agreement:

1. GTS, the members of its Board of Directors, employees, representatives, and agents, as such, shall be excluded from access to all classified information in the possession of SFA. This prohibition shall not apply if access to classified information is authorized by the provisions of the NISPOM, if an appropriate United States export license has been granted, and if a favorable foreign disclosure decision has been made by DoD, when required.

2. GTS, as the majority shareholder of SFA, hereby grants to SFA the independence to safeguard classified information in SFA’s possession and agrees that it will not influence adversely SFA classified contracts or programs.

RESOLVED FURTHER that paragraph 7.01 of the Agreement as it relates to the Government Security Committee and the resolution of the SFA Board of Directors, adopted by unanimous written consent and dated ___________, 2007, as it relates to the Government Security Committee be and said terms of the Agreement and the resolution hereby are incorporated into by reference and made a part of the By-Laws of SFA.

RESOLVED FURTHER that the action of the Chairman of the Board of GTS in executing and delivering the Agreement be and hereby is ratified and affirmed and that the appropriate officer or officers of GTS be and hereby are authorized to take such other actions as may be necessary to implement the provisions thereof.

This Consent may be signed in several counterparts and all such counterparts taken together shall be taken together as one. The number of counterparts that in the aggregate contain the signatures of all member of the Board of Directors shall constitute the binding action of the Board.

DATED: ______________________

Director	Director

2

UNANIMOUS CONSENT OF

THE BOARD OF DIRECTORS OF CONTEGO SYSTEMS, INC.

RESOLUTION EXCLUDING CONTEGO SYSTEMS, INC.

FROM ACCESS TO CLASSIFIED INFORMATION AND

AUTHORIZING SPECIAL SECURITY AGREEMENT

We, the undersigned, being all the members of the Board of Directors of Contego Systems, Inc., a corporation duly organized and existing under the laws of Delaware, DO HEREBY CONSENT TO AND APPROVE THE ADOPTION OF the following recitals and resolution:

WHEREAS, Contego Systems, Inc., a Delaware corporation (“Contego”), through Global Technology Strategies, Inc., a Delaware corporation (“GTS”), indirectly owns a majority of the voting shares of the outstanding stock of SFA, Inc., a Maryland corporation (“SFA”), and Global Strategies Group Holding SA, a Luxembourg company (“Global”), through Kende Holding kft, a Hungarian company (“Kende”), indirectly owns a majority of the voting shares of the outstanding stock of Contego; and

WHEREAS, Global, Kende, Contego, GTS, SFA, and the United States Department of Defense (“DoD”) entered into a Special Security Agreement (the “Agreement”), dated ___________, 2007; and

WHEREAS, one of the requirements of the Agreement for the issuance of an unrestricted facility security clearance to SFA is the adoption by the Board of Directors of Contego of a resolution, which cannot be amended without notification to DoD, that excludes the members of its Board of Directors and its officers, employees, representatives, and agents from access to classified information in the possession of SFA;

NOW, THEREFORE, BE IT RESOLVED that in accordance with and subject to the terms of the Agreement:

1. Contego, the members of its Board of Directors, employees, representatives, and agents, as such, shall be excluded from access to all classified information in the possession of SFA. This prohibition shall not apply if access to classified information is authorized by the provisions of the NISPOM, if an appropriate United States export license has been granted, and if a favorable foreign disclosure decision has been made by DoD, when required.

2. Contego, as the majority indirect shareholder of SFA, hereby grants to SFA the independence to safeguard classified information in SFA’s possession and agrees that it will not influence adversely SFA classified contracts or programs.

RESOLVED FURTHER that paragraph 7.01 of the Agreement as it relates to the Government Security Committee and the resolution of the SFA Board of Directors, adopted by unanimous written consent and dated April __, 2007, as it relates to the Government Security Committee be and said terms of the Agreement and the resolution hereby are incorporated into by reference and made a part of the By-Laws of SFA.

RESOLVED FURTHER that the action of the Chairman of the Board of Contego in executing and delivering the Agreement be and hereby is ratified and affirmed and that the appropriate officer or officers of Contego be and hereby are authorized to take such other actions as may be necessary to implement the provisions thereof.

This Consent may be signed in several counterparts and all such counterparts taken together shall be taken together as one. The number of counterparts that in the aggregate contain the signatures of all member of the Board of Directors shall constitute the binding action of the Board.

DATED: April __, 2007

Director	Director

2

UNANIMOUS CONSENT OF

THE BOARD OF DIRECTORS OF KENDE HOLDING KFT

RESOLUTION EXCLUDING KENDE HOLDING KFT

FROM ACCESS TO CLASSIFIED INFORMATION AND

AUTHORIZING SPECIAL SECURITY AGREEMENT

We, the undersigned, being all the members of the Board of Directors of Kende Holding kft, a corporation duly organized and existing under the laws of Hungary, DO HEREBY CONSENT TO AND APPROVE THE ADOPTION OF the following recitals and resolution:

WHEREAS, Kende Holding kft, a Hungarian corporation (“Kende”), through Contego Systems, Inc., a Delaware corporation (“Contego”), and Global Technology Strategies, Inc., a Delaware corporation (“GTS”), indirectly owns a majority of the voting shares of the outstanding stock of SFA, Inc., a Maryland corporation (“SFA”), and Global Strategies Group Holding SA, a Luxembourg company (“Global”), owns all the voting shares of the outstanding stock of Kende; and

WHEREAS, Global, Kende, Contego, GTS, SFA, and the United States Department of Defense (“DoD”) entered into a Special Security Agreement (the “Agreement”), dated __________, 2007; and

WHEREAS, one of the requirements of the Agreement for the issuance of an unrestricted facility security clearance to SFA is the adoption by the Board of Directors of Kende of a resolution, which cannot be amended without notification to DoD, that excludes the members of its Board of Directors and its officers, employees, representatives, and agents from access to classified information in the possession of SFA;

NOW, THEREFORE, BE IT RESOLVED that in accordance with and subject to the terms of the Agreement:

1. Kende, the members of its Board of Directors, employees, representatives, and agents, as such, shall be excluded from access to all classified information in the possession of SFA. This prohibition shall not apply if access to classified information is authorized by the provisions of the NISPOM, if an appropriate United States export license has been granted, and if a favorable foreign disclosure decision has been made by DoD, when required.

2. Kende, as the majority indirect shareholder of SFA, hereby grants to SFA the independence to safeguard classified information in SFA’s possession and agrees that it will not influence adversely SFA classified contracts or programs.

RESOLVED FURTHER that paragraph 7.01 of the Agreement as it relates to the Government Security Committee and the resolution of the SFA Board of Directors, adopted by unanimous written consent and dated April __, 2007, as it relates to the Government Security Committee be and said terms of the Agreement and the resolution hereby are incorporated into by reference and made a part of the By-Laws of SFA.

RESOLVED FURTHER that the action of the Chairman of the Board of Kende in executing and delivering the Agreement be and hereby is ratified and affirmed and that the appropriate officer or officers of Kende be and hereby are authorized to take such other actions as may be necessary to implement the provisions thereof.

This Consent may be signed in several counterparts and all such counterparts taken together shall be taken together as one. The number of counterparts that in the aggregate contain the signatures of all member of the Board of Directors shall constitute the binding action of the Board.

DATED: April __, 2007

Director	Director

2

UNANIMOUS CONSENT OF

THE BOARD OF DIRECTORS OF GLOBAL STRATEGIES GROUP HOLDING SA

RESOLUTION EXCLUDING GLOBAL STRATEGIES GROUP HOLDING SA

FROM ACCESS TO CLASSIFIED INFORMATION AND

AUTHORIZING SPECIAL SECURITY AGREEMENT

We, the undersigned, being all the members of the Board of Directors of Global Strategies Group Holding SA, a company duly organized and existing under the laws of Luxembourg, DO HEREBY CONSENT TO AND APPROVE THE ADOPTION OF the following recitals and resolution:

WHEREAS, Global Strategies Group Holding SA, a Luxembourg company (“Global”), through Kende Holding kft, a Hungarian company (“Kende”), Contego Systems, Inc., a Delaware corporation (“Contego”), and Global Technology Strategies, Inc., a Delaware corporation (“GTS”), indirectly owns a majority of the voting shares of the outstanding stock of SFA, Inc., a Maryland corporation (“SFA”); and

WHEREAS, Global, Kende, Contego, GTS, SFA, and the United States Department of Defense (“DoD”) entered into a Special Security Agreement (the “Agreement”), dated _________, 2007; and

WHEREAS, one of the requirements of the Agreement for the issuance of an unrestricted facility security clearance to SFA is the adoption by the Board of Directors of Global of a resolution, which cannot be amended without notification to DoD, that excludes the members of its Board of Directors and its officers, employees, representatives, and agents from access to classified information in the possession of SFA;

NOW, THEREFORE, BE IT RESOLVED that in accordance with and subject to the terms of the Agreement:

1. Global, the members of its Board of Directors, employees, representatives, and agents, as such, shall be excluded from access to all classified information in the possession of SFA. This prohibition shall not apply if access to classified information is authorized by the provisions of the NISPOM, if an appropriate United States export license has been granted, and if a favorable foreign disclosure decision has been made by DoD, when required.

2. Global, as the majority indirect shareholder of SFA, hereby grants to SFA the independence to safeguard classified information in SFA’s possession and agrees that it will not influence adversely SFA classified contracts or programs.

RESOLVED FURTHER that paragraph 7.01 of the Agreement as it relates to the Government Security Committee and the resolution of the SFA Board of Directors, adopted by unanimous written consent and dated April __, 2007, as it relates to the Government Security Committee be and said terms of the Agreement and the resolution hereby are incorporated into by reference and made a part of the By-Laws of SFA.

RESOLVED FURTHER that the action of the Chairman of the Board of Global in executing and delivering the Agreement be and hereby is ratified and affirmed and that the appropriate officer or officers of Global be and hereby are authorized to take such other actions as may be necessary to implement the provisions thereof.

This Consent may be signed in several counterparts and all such counterparts taken together shall be taken together as one. The number of counterparts that in the aggregate contain the signatures of all member of the Board of Directors shall constitute the binding action of the Board.

DATED: April __, 2007

Director	Director

Director	Director

2

Outside Director Certificate

Pursuant to the provisions of the Department of Defense Industrial Security Regulation, 5220.22-M, and the proposed Special Security Agreement among the Department of Defense, SFA, Inc., Global Technology Strategies, Inc., Contego Systems, Inc., Kende Holding kft and Global Strategies Group Holding SA, under which I will be an Outside Director, the following assurances are provided:

1. I am a United States citizen.

2. I currently reside within the continental United States.

3. I presently hold a personnel security clearance at the level _____________. (or) I am willing to apply for a personnel security clearance in accordance with the National Industrial Security Program Operating Manual, DoD 5220.22-M.

4. I understand my personnel security clearance must be maintained while serving as an Outside Director for SFA, Inc.

5. I am a completely disinterested individual with no prior involvement with either SFA, Inc. or any of its affiliate or the corporate body in which it is located or Global Strategies Group Holding SA or any of its affiliates.

6. I fully understand the functions and the responsibilities of an Outside Director of SFA, Inc., and I am willing to accept those responsibilities.

Signed:
Dr. Jacques S. Gansler

Witness:	Dated:
(NAME TYPED OR PRINTED)

Outside Director Certificate

Pursuant to the provisions of the Department of Defense Industrial Security Regulation, 5220.22-M, and the proposed Special Security Agreement among the Department of Defense, SFA, Inc., Global Technology Strategies, Inc., Contego Systems, Inc., Kende Holding kft and Global Strategies Group Holding SA, under which I will be an Outside Director, the following assurances are provided:

1. I am a United States citizen.

2. I currently reside within the continental United States.

3. I presently hold a personnel security clearance at the level _____________. (or) I am willing to apply for a personnel security clearance in accordance with the National Industrial Security Program Operating Manual, DoD 5220.22-M.

4. I understand my personnel security clearance must be maintained while serving as an Outside Director for SFA, Inc.

5. I am a completely disinterested individual with no prior involvement with either SFA, Inc. or any of its affiliate or the corporate body in which it is located or Global Strategies Group Holding SA or any of its affiliates.

6. I fully understand the functions and the responsibilities of an Outside Director of SFA, Inc., and I am willing to accept those responsibilities.

Signed:
Thomas R. Wilson

Witness:	Dated:
(NAME TYPED OR PRINTED)

Outside Director Certificate

Pursuant to the provisions of the Department of Defense Industrial Security Regulation, 5220.22-M, and the proposed Special Security Agreement among the Department of Defense, SFA, Inc., Global Technology Strategies, Inc., Contego Systems, Inc., Kende Holding kft and Global Strategies Group Holding SA, under which I will be an Outside Director, the following assurances are provided:

1. I am a United States citizen.

2. I currently reside within the continental United States.

3. I presently hold a personnel security clearance at the level _________. (or) I am willing to apply for a personnel security clearance in accordance with the National Industrial Security Program Operating Manual, DoD 5220.22-M.

4. I understand my personnel security clearance must be maintained while serving as an Outside Director for SFA, Inc.

5. I am a completely disinterested individual with no prior involvement with either SFA, Inc. or any of its affiliate or the corporate body in which it is located or Global Strategies Group Holding SA or any of its affiliates.

6. I fully understand the functions and the responsibilities of an Outside Director of SFA, Inc., and I am willing to accept those responsibilities.

Signed:
John J. Devine

Witness:	Dated:
(NAME TYPED OR PRINTED)

GOVERNMENT SECURITY COMMITTEE MEMBER CERTIFICATE

By execution of this Certificate, I acknowledge the protective security measures that have been taken by SFA, Inc. (“SFA”) through resolutions dated April __, 2007, to implement the Special Security Agreement (the “Agreement”), copies of which are attached.

I further acknowledge that the United States Government has placed its reliance on me as a United States citizen and as a holder of a personnel security clearance to exercise all appropriate aspects of the Agreement; to assure that members of the SFA Board of Directors, SFA officers, and SFA employees comply with the provisions of the Agreement; and to assure that the Defense Security Service is advised of any violation of, or attempt to violate, any undertaking in the Agreement, appropriate contract provisions regarding security or the National Industrial Security Program Operating Manual, DoD 5220.22-M of which I am aware.

Dated: April __, 2007

Signature:
Dr. Jacques S. Gansler

GOVERNMENT SECURITY COMMITTEE MEMBER CERTIFICATE

By execution of this Certificate, I acknowledge the protective security measures that have been taken by SFA, Inc. (“SFA”) through resolutions dated April __, 2007, to implement the Special Security Agreement (the “Agreement”), copies of which are attached.

I further acknowledge that the United States Government has placed its reliance on me as a United States citizen and as a holder of a personnel security clearance to exercise all appropriate aspects of the Agreement; to assure that members of the SFA Board of Directors, SFA officers, and SFA employees comply with the provisions of the Agreement; and to assure that the Defense Security Service is advised of any violation of, or attempt to violate, any undertaking in the Agreement, appropriate contract provisions regarding security or the National Industrial Security Program Operating Manual, DoD 5220.22-M of which I am aware.

Dated: April __, 2007

Signature:
Thomas R. Wilson

GOVERNMENT SECURITY COMMITTEE MEMBER CERTIFICATE

By execution of this Certificate, I acknowledge the protective security measures that have been taken by SFA, Inc. (“SFA”) through resolutions dated April __, 2007, to implement the Special Security Agreement (the “Agreement”), copies of which are attached.

I further acknowledge that the United States Government has placed its reliance on me as a United States citizen and as a holder of a personnel security clearance to exercise all appropriate aspects of the Agreement; to assure that members of the SFA Board of Directors, SFA officers, and SFA employees comply with the provisions of the Agreement; and to assure that the Defense Security Service is advised of any violation of, or attempt to violate, any undertaking in the Agreement, appropriate contract provisions regarding security or the National Industrial Security Program Operating Manual, DoD 5220.22-M of which I am aware.

Dated: April __, 2007

Signature:
John J. Devine

GOVERNMENT SECURITY COMMITTEE MEMBER CERTIFICATE

By execution of this Certificate, I acknowledge the protective security measures that have been taken by SFA, Inc. (“SFA”) through resolutions dated April __, 2007, to implement the Special Security Agreement (the “Agreement”), copies of which are attached.

I further acknowledge that the United States Government has placed its reliance on me as a United States citizen and as a holder of a personnel security clearance to exercise all appropriate aspects of the Agreement; to assure that members of the SFA Board of Directors, SFA officers, and SFA employees comply with the provisions of the Agreement; and to assure that the Defense Security Service is advised of any violation of, or attempt to violate, any undertaking in the Agreement, appropriate contract provisions regarding security or the National Industrial Security Program Operating Manual, DoD 5220.22-M of which I am aware.

Dated: April __, 2007

Signature:
Jerry D. Robinson

(INSIDE DIRECTOR)

SPECIAL SECURITY AGREEMENT CERTIFICATE

I acknowledge that in my capacity as a representative of Global Strategies Group Holding SA (“Global”), Global and its representatives have been excluded from access to classified information and export-controlled technical data in the possession of SFA, Inc. (“SFA”) in accordance with the terms of a resolution by the Board of Directors of SFA, dated April __, 2007, and the Special Security Agreement entered into among Global, Kende Holding kft, Contego Systems, Inc., Global Technology Strategies, Inc., SFA and the United States Department of Defense, dated April __, 2007.

I certify that:

1. I have waived any right to have access to classified information and export-controlled technical data held by SFA except as permissible under the National Industrial Security Program Operating Manual (NISPOM), DoD 5220.22M, and applicable United States laws and regulations;

2. I will not adversely influence SFA classified contracts or programs or corporate policies regarding the security of classified information and export controlled technical data;

3. I will not seek and have not obtained classified information or export controlled technical data in the possession of SFA except as permissible under the NISPOM and applicable United States laws and regulations:

4. If I become aware of any violations of the Special Security Agreement or contract provisions regarding industrial security or actions inconsistent with the NISPOM or applicable United States laws or regulations. I will promptly notify the SFA Government Security Committee established by subsection 7.01 of the Special Security Agreement.

Dated: April __, 2007

Signed:
Ronald C. Jones

Witness:

Name Printed or typed

(INSIDE DIRECTOR)

SPECIAL SECURITY AGREEMENT CERTIFICATE

I acknowledge that in my capacity as a representative of Global Strategies Group Holding SA (“Global”), Global and its representatives have been excluded from access to classified information and export-controlled technical data in the possession of SFA, Inc. (“SFA”) in accordance with the terms of a resolution by the Board of Directors of SFA, dated April __, 2007, and the Special Security Agreement entered into among Global, Kende Holding kft, Contego Systems, Inc., Global Technology Strategies, Inc., SFA and the United States Department of Defense, dated April __, 2007.

I certify that:

5. I have waived any right to have access to classified information and export-controlled technical data held by SFA except as permissible under the National Industrial Security Program Operating Manual (NISPOM), DoD 5220.22M, and applicable United States laws and regulations;

6. I will not adversely influence SFA classified contracts or programs or corporate policies regarding the security of classified information and export controlled technical data;

7. I will not seek and have not obtained classified information or export controlled technical data in the possession of SFA except as permissible under the NISPOM and applicable United States laws and regulations:

8. If I become aware of any violations of the Special Security Agreement or contract provisions regarding industrial security or actions inconsistent with the NISPOM or applicable United States laws or regulations. I will promptly notify the SFA Government Security Committee established by subsection 7.01 of the Special Security Agreement.

Dated: April __, 2007

Signed:
Carl Rysdon

Witness:

Name Printed or typed